UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of The
                         Securities Exchange Act of 1934


Date of report (date of earliest event reported):  August 6, 2004


                         TIENS BIOTECH GROUP (USA), INC.
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             (Exact name of registrant as specified in its charter)


Delaware                               0-49666               75-2926439
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(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park
Tianjin, China                                                        301700
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(Address of principal executive offices)                              (Zip Code)


                             (011-86) 22-8-213-7264
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               Registrant's telephone number, including area code



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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On July 31, 2004,  the board of directors  of the Tiens  Biotech  Group
(USA),  Inc. (the  "Company"),  accepted the  resignation  of Mr. Percy Kong Kei
Chin, one of the directors of its board of directors. Mr. Chin advised Tiens that the resignation was due to personal reasons. Mr. Chin submitted his resignation on July 15, 2004. Tiens is in the process of evaluating candidates for the purpose of filling the resulting vacancy in its board of directors. In addition, all the shares of the common stock of the Company owned by Mr. Chin will be returned to the Company pursuant to an agreement with the Company.

Item 7.  Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TIENS BIOTECH GROUP (USA), INC.
                                                 -------------------------------
                                                 (Registrant)


Dated:   August 6, 2004                       By: /s/  LI Jinyuan
                                                 -------------------------------
                                                 LI Jinyuan
                                                 Chief Executive Officer